SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2005

KANBAY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50849	36-4387594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Shafer Court, Suite 100 Rosemont, Illinois		60018
(Address of principal executive offices)		(Zip Code)

(847) 384-6100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.*

On August 3, 2005, Kanbay International, Inc. issued a press release announcing financial results for its second fiscal quarter ended June 30, 2005 and updated revenue guidance for 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(C)                                Exhibits:

99.1*                    Press Release dated August 3, 2005.

*                 The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANBAY INTERNATIONAL, INC.

Dated: August 3, 2005	By:	/s/ William F. Weissman
	Name:	William F. Weissman
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1*	Press Release dated August 3, 2005.

*                 The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.